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    SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

                      WARBURG PINCUS EMERGING MARKETS FUND

                WARBURG PINCUS TRUST-EMERGING MARKETS PORTFOLIO

The following information supplements certain information contained in the Prospectuses and Statements of Additional Information related to the Warburg Pincus Emerging Markets Fund (Fund) and the Emerging Markets Portfolio (Portfolio) of Warburg Pincus Trust (Trust).

New Sub-Investment Adviser. Effective immediately, Credit Suisse Asset Management Limited (CSAM U.K.), located at Beaufort House, 15 St. Botolph Street, London, EX 3A 7JJ, has been retained as sub-investment adviser to the Fund and the Portfolio. The sub-investment advisory agreements with CSAM U.K. were approved by the shareholders of the Fund and the Portfolio at a special meeting held jointly on July 14, 2000. CSAM U.K. is responsible for assisting Credit Suisse Asset Management, LLC (CSAM) in the management of the Fund's and Portfolio's international assets. CSAM U.K.'s sub-investment advisory fee will be paid by CSAM out of CSAM's net investment advisory fee and not by the Fund or the Portfolio. Accordingly, no additional investment advisory fees will be paid by shareholders.

Like CSAM, CSAM U.K. is a member of Credit Suisse Asset Management and a subsidiary of Credit Suisse Group (Credit Suisse), one of the world's leading banks, and currently manages approximately $37 billion in assets. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions.

Portfolio Manager Changes. Neil Gregson, as Associate Portfolio Manager of the Fund and the Portfolio, has joined Richard Watt, who serves as Portfolio Manager, and Emily Alejos and Robert Hrabchak, who serve as Associate Portfolio Managers of the Fund and the Portfolio. Mr. Gregson is a Director of CSAM U.K. and has been affiliated with CSAM U.K. and with Credit Suisse since 2000 and 1991, respectively. Federico D. Laffan and Jun Sung Kim are leaving their positions as Associate Portfolio Managers of the Fund and the Portfolio to devote more time to other investment areas.

Dated: November 14, 2000                                                 16-1100
                                                                             for
                                                                           WPISF
                                                                           ADEAG
                                                                           TREMK
                                                                           TREPX
                                                                           TRIUS